UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2008

Tari Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-31669	98-0339560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1029 Logan Avenue, Toronto, Ontario, Canada		M4K 3E7
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		•

1550 - 200 Burrard Street, Vancouver, BC, V6C 3L6
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d -2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e -4(c))

Section 8 – Other Events

Item 8.01 Other Events.

Effective immediately, our head office has moved to:

1029 Logan Avenue
Toronto, Ontario, Canada
M4K 3E7
Tel: •

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 4, 2008		Tari Inc.

	By:	/s/ Theodore Tsagkaris
---------------------------
Theodore Tsagkaris, President